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                                                                    Exhibit 10.4

                                                               EXECUTION VERSION

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of November 9, 2005 (the "Agreement"), by and between Canadian Traffic Network ULC, an Alberta business corporation (the "Obligor"), and Metro Networks Communications, Inc., a Maryland corporation (the "Noteholder").

          The Obligor and the Noteholder are parties to that certain senior note purchase agreement, dated as of November 9, 2005 (as modified and supplemented and in effect from time to time, the "Senior Note Purchase Agreement").

          To induce said Noteholder to enter into the Senior Note Purchase Agreement and to accept the Senior Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor has agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

     Section 1. Definitions.

          (a) Terms defined in the Senior Note Purchase Agreement are used herein as defined therein.

          (b) Terms used herein that are defined in the UCC, as of the date of this Agreement, shall have the meanings currently defined as specified in the UCC, including, without limitation, "Accounts", "Chattel Paper", "Deposit Accounts", "Document", "Electronic Chattel Paper", "Equipment", "Financial Assets", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software".

          (c) In addition, as used herein:

          "Collateral" has the meaning assigned to such term in Section 3.

          "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by the Obligor.

          "Copyrights" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "Excluded Collateral" has the meaning assigned to such term in Section 3.

          "Intellectual Property" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production

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methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Obligor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Obligor in respect of any of the items listed above.

          "Issuers" means, collectively, (a) the respective corporations, partnerships or other entities identified on Annex 3 under the caption "Issuer" and (b) any other entity that shall at any time be a subsidiary of the Obligor.

          "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patent Collateral" means all Patents, whether now owned or hereafter acquired by the Obligor.

          "Patents" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "Pledged Stock" has the meaning assigned to such term in Section 3(k).

          "Secured Obligations" means, collectively, the principal of and interest on the Senior Note and all other amounts whatsoever now or hereafter from time to time owing by the Obligor to the Secured Party under the Senior Note Purchase Agreement and the Senior Note, and all present and future obligations of the Obligor under the Senior Note Purchase Agreement and the other Loan Documents.

          "Secured Party" means the Noteholder. For purposes hereof, it is understood that any Secured Obligations to any Person arising under an agreement entered into at a time such Person (or an affiliate thereof) is a Noteholder shall continue to constitute Secured Obligations, notwithstanding that such Person (or its affiliate) has ceased to be a Noteholder at the time a claim is to be made in respect of such Secured Obligations.


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          "Stock Collateral" has the meaning assigned to such term in Section
3(k)(ii).

          "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by the Obligor. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

          "Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     Section 2. Representations and Warranties. The Obligor represents and warrants to the Secured Party that:

          (a) Title and Priority. The Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3, and no Lien exists upon such Collateral, except for the security interest in favor of the Secured Party created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which the Obligor purports to grant a security interest pursuant to Section 3.

          (b) Names, Etc. (i) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of the Obligor as of the date hereof is correctly set forth in Annex 1. Annex 1 correctly specifies (i) the place of business of the Obligor or, if the Obligor has more than one place of business, the location of the chief executive office of the Obligor, and
     (ii) each location where Goods of the Obligor are located (other than Motor Vehicles constituting Equipment and Goods in transit).

          (c) Changes in Circumstances. The Obligor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), (ii) except as specified in Annex 1, heretofore changed its name, or (iii) except as specified in Annex 2, heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

          (d) Pledged Stock. The Pledged Stock identified in Annex 3 is, and all other Pledged Stock in which the Obligor shall hereafter grant a security interest pursuant to Section 3 will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any


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     restriction under the charter or by-laws of the respective Issuer of such
     Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein). The Pledged Stock identified in Annex 3 constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Obligor on the date hereof (whether or not registered in the name of the Obligor) and Annex 3 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares constituting such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

          (e) Intellectual Property. Except pursuant to licenses and other user agreements entered into by the Obligor in the ordinary course of business that are listed in Annex 4, the Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark, and all registrations are valid and in full force and effect; and except as may be set forth in Annex 4, the Obligor owns and possesses the right to use all Copyrights, Patents and Trademarks. Annex 4 sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof. To the Obligor's knowledge, (i) except as set forth in Annex 4, there is no violation by others of any right of the Obligor with respect to any Copyright, Patent or Trademark, and (ii) the Obligor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Obligor or, to the Obligor's knowledge, threatened, and no claim against the Obligor has been received by the Obligor, alleging any such violation, except as may be set forth in Annex 4. The Obligor does not own any Trademarks registered in the United States of America or Canada to which the last sentence of the definition of Trademark Collateral applies.

          (f) Fair Labor Standards Act. Any Goods now or hereafter produced by the Obligor or any of its subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

     Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, the Obligor hereby grants to the Secured Party as hereinafter provided, a security interest in all of the Obligor's right, title and interest in, to and under the following property, assets and revenues, whether now owned by the Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Section 3, except for the Excluded Collateral, being collectively referred to herein as the "Collateral"):

          (a) all Accounts;

          (b) all Deposit Accounts;

          (c) all Instruments;


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          (d) all Documents;

          (e) all Chattel Paper (whether tangible or electronic);

          (f) all Inventory;

          (g) all Equipment;

          (h) all insurance claims and proceeds;

          (i) all Goods not covered by the preceding clauses of this Section 3;

          (j) all Letter-of-Credit Rights;

          (k) the shares of stock of each Issuer identified in Annex 3 and all other shares of capital stock of whatever class of each Issuer, now or hereafter owned by the Obligor, and all certificates evidencing the same (collectively, the "Pledged Stock"), together with, in each case:

                    (i) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock, and

                    (ii) without affecting the obligations of the Obligor under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Obligor itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (ii) and clause (i) above being herein collectively called the "Stock Collateral");

          (l) all Investment Property and Financial Assets not covered by clause
     (k) of this Section 3;

          (m) all Intellectual Property;

          (n) all Payment Intangibles, Software and all other General Intangibles whatsoever not covered by the preceding clauses of this Section 3;

          (o) all commercial tort claims, as defined in Section 9-102(a)(13) of the UCC;


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          (p) all other tangible and intangible personal property whatsoever of the Obligor; and

          (q) all Proceeds; products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor).

          Notwithstanding anything in this Agreement to the contrary, in no event shall the Collateral include, and no Obligor shall be deemed to have granted a security interest in:

          (a) any helicopters whether now owned or hereafter acquired by the Obligor that are financed by an unrelated third-party (collectively, "Excluded Collateral"); and

          (b) any right under any franchise, lease, license or other contract or agreement constituting a General Intangible, but only to the extent that the granting of a security interest therein or an assignment thereof would violate any applicable law or any enforceable provision of such lease, license or other contract or agreement, as applicable, provided that to the extent such security interest at any time hereafter shall no longer be prohibited by law, and/or immediately upon such provision no longer being enforceable, as the case may be, the Collateral shall automatically and without any further action include, and the Obligor shall be deemed to have granted automatically and without any further action a security interest in, such right as if such law had never existed or such provision had never been enforceable, as the case may be.

          If so requested in writing by the Noteholder, the Collateral shall also include Fixtures of the Obligor, except to the extent that subjecting such Fixtures to the Lien hereof would violate the Obligor's obligations to a Person having an interest in the real property to which the Fixture is affixed. The Obligor will make reasonable efforts to obtain any necessary consents to the Lien hereof from all such Persons. The parties agree that if any helicopters are added to, or released from, the Excluded Collateral, the parties shall take all such actions necessary, including filing the appropriate financing statements, to reflect such changes.

     Section 4. Further Assurances: Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligor hereby agrees with the Secured Party as follows:

     4.01 Delivery and Other Perfection. The Obligor shall:

          (a) deliver to the Noteholder any and all Instruments constituting part of the Collateral in which the Obligor purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Noteholder may request; provided, that so long as no Event of Default shall have occurred and be continuing, the Obligor may retain for collection in the ordinary course any Instruments received by the Obligor in the ordinary course of its business and the Noteholder shall, promptly upon request of the Obligor, make appropriate arrangements for making any Instrument pledged by the Obligor available to


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     the Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Noteholder, against trust receipt or like document);

          (b) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Noteholder to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Noteholder to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Noteholder or its nominee (and the Noteholder agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Noteholder will thereafter give to the Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by the Obligor hereunder), provided that notices to account debtors in respect of any Accounts, Chattel Paper or General Intangibles and to obligors on Instruments shall be subject to the provisions of clause (c) below;

          (c) upon the occurrence and during the continuance of any Event of Default, upon request of the Noteholder, promptly notify (and the Obligor hereby authorizes the Noteholder so to notify) each account debtor in respect of any Accounts, Chattel Paper, Instruments or General Intangibles of the Obligor that constitute Collateral that such Collateral has been assigned to the Noteholder hereunder, and that any payments due or to become due in respect thereof are to be made directly to the Noteholder; and

          (d) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Noteholder may require in order to reflect the security interests granted by this Agreement.

     4.02 Other Financing Statements and Liens. Except as otherwise contemplated by the Loan Documents, without the prior written consent of the Noteholder, the Obligor shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Noteholder is not named as the sole secured party, or (b) cause or permit any Person other than the Noteholder to have "control" (as defined in Section 9-105, 9-106 or 9-107 of the UCC) of any Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

     4.03 Preservation of Rights. The Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     4.04 Special Provisions Relating to Certain Collateral.

          (a) Stock Collateral.

               (1) The Obligor will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding.


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               (2) Subject to Section 4.04(a)(4) below, if any of the shares, securities, moneys or property required to be pledged by the Obligor under Section 3 are received by the Obligor, the Obligor shall forthwith either (x) transfer and deliver to the Noteholder such shares or securities so received by the Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Noteholder, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Noteholder shall deem necessary or appropriate to duly record the Lien created hereunder in such shares or securities, moneys or property in said Section 3.

               (3) So long as no Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Senior Note Purchase Agreement or any other instrument or agreement referred to herein or therein, provided that the Obligor agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Senior Note Purchase Agreement or any such other instrument or agreement; and the Noteholder shall execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.04(a)(3).

               (4) Unless and until an Event of Default has occurred and is continuing, the Obligor shall be entitled to receive and retain any and all dividends and distributions on the Stock Collateral.

               (5) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Noteholder exercises any available right to declare any Secured Obligation due and payable or seek or pursue any other relief or remedy available to it under applicable law or under this Agreement, the Senior Note Purchase Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Noteholder and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Noteholder shall so request, the Obligor agrees to execute and deliver to the Noteholder appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Noteholder shall, upon request of the Obligor (except to the extent theretofore applied to the Secured Obligations), be returned by the Noteholder to the Obligor.


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          (b) Intellectual Property.

               (1) For the purpose of enabling the Noteholder to exercise rights and remedies under Section 4.05 at such time as the Noteholder shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Obligor hereby grants to the Noteholder, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

               (2) Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, the Obligor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Noteholder shall from time to time, upon the request of the Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Obligor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause
          (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations or earlier expiration of this Agreement or release of the Collateral, the Noteholder shall grant back to the Obligor the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 4.05 by the Noteholder shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligor in accordance with the first sentence of this clause (2).

               (3) The Obligor will furnish to the Noteholder from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral as the Noteholder may request, all in reasonable detail.

     4.05 Events of Default, Etc. During the period, if any, during which an Event of Default shall have occurred and be continuing:

          (a) the Obligor shall, at the request of the Noteholder, assemble the Collateral owned by it at such place or places, reasonably convenient to both Noteholder and the Obligor, designated in the request;


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          (b) the Noteholder may make any compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Noteholder shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not such is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Noteholder was the sole and absolute owner thereof (and the Obligor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Noteholder in its discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Noteholder may, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Noteholder or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Noteholder deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived, the parties agreeing that ten (10) days prior notice is reasonable), and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligor shall supply to the Noteholder or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Noteholder may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

          The Proceeds of each collection, sale or other disposition under this
Section 4.05, including by virtue of the exercise of the license granted to the Noteholder in Section 4.04(b), shall be applied in the manner specified in
Section 4.09. The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Noteholder may be compelled, with respect to any sale of all or any part of

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the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Noteholder than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Noteholder shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

     4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligor shall remain liable for any deficiency.

     4.07 Locations; Names. Without at least thirty (30) days' prior written notice to the Noteholder, the Obligor shall not change its location (as defined in Section 9-307 of the UCC) or change its name from the name shown as its current legal name on Annex 1, and the Obligor shall abide with Section 8.14 of the Senior Note Purchase Agreement in connection therewith.

     4.08 Private Sale. The Secured Party shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Noteholder accepts the first offer received and does not offer the Collateral to more than one offeree. The Noteholder's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Noteholder deals with similar property for its own account. Neither the Noteholder nor any of its directors, officers, employees, equity holders or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Obligor or otherwise.

     4.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Noteholder under this Section 4, shall be applied by the Noteholder:

          First, to the payment of the costs and expenses of such collection, sale or other realization, including out-of-pocket costs and expenses of the Noteholder and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Noteholder in connection therewith;

          Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Noteholder holding the same may otherwise agree; and

          Finally, to the payment to the Obligor, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Noteholder, while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Noteholder is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Noteholder may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Noteholder shall be entitled under this Section 4 to make collections in respect of the Collateral, the Noteholder shall have the right and power to receive, endorse and collect all checks made payable to the order of the Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Obligor shall (i) file such financing statements and other documents in such offices as the Noteholder may request to perfect the security interests granted by Section 3 of this Agreement, (ii) deliver to the Noteholder all certificates identified in Annex 3, accompanied by undated stock powers duly executed in blank, (iii) execute and deliver such account control agreements, including, without limitation, the Control Agreement, as the Noteholder may request, and (iv) execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Noteholder may request. Without limiting the foregoing, the Obligor consents that UCC financing statements may be filed describing the Collateral as "all assets" or, "all personal property" of the Obligor (provided, that no such description shall be deemed to modify the description of Collateral set forth in Section 3).

     4.12 Termination. When all Secured Obligations shall have been paid in full this Agreement shall terminate, and the Noteholder shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Obligor and to be released and canceled all licenses and rights referred to in Section 4.04(b). The Noteholder shall also execute and deliver to the Obligor upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by the Obligor to effect the termination and release of the Liens on the Collateral.

     4.13 Further Assurances. The Obligor agrees that, from time to time upon the written request of the Noteholder, the Obligor will execute and deliver such further documents and do such other acts and things as the Noteholder may request in order to fully to effect the purposes and intent of this Agreement.

     Section 5. Covenants. The Obligor covenants and agrees with the Noteholder that, from and after the date of this Security Agreement until the Obligations are paid in full:

     5.01 Indemnification. The Obligor agrees to pay, and to hold the Noteholder harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any court, arbitrator or governmental entity, jurisdiction or authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement. In any suit, proceeding or action brought by the Noteholder under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Obligor will save, indemnify and keep the Noteholder harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Obligor. The foregoing indemnification shall not apply to any liabilities, costs or expenses resulting directly from the gross negligence, actual willful misconduct or bad faith of the Noteholder.

     5.02 Maintenance of Records. The Obligor will keep and maintain at its own cost and expense, satisfactory and complete records of the Collateral, including without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Noteholder's further security, upon the occurrence and during the continuance of an Event of Default, the Obligor shall turn over any such books and records to the Noteholder or to its representatives during normal business hours at the request of the Noteholder.

     5.03 Right of Inspection. The Noteholder shall at all times have full and free access during normal business hours, and upon prior notice, to all books of record and account of the Obligor, and the Noteholder or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Obligor agrees to render to the Noteholder, at the Obligor's cost and expense, such clerical and other assistance as may be requested with regard thereto. The Noteholder and its representatives shall at all times also have the right during normal business hours, and upon prior notice, to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same or otherwise protecting their interests therein.

     5.04 Compliance with Laws, etc. The Obligor will comply in all material respects with all laws, rules, regulations and orders of any court, arbitrator or governmental entity, jurisdiction or authority applicable to the Collateral or any part thereof or to the operation of the Obligor's business; provided, however, that the Obligor may contest any such law, rule, regulation or order in any reasonable manner which shall not, in the sole opinion of the Noteholder, adversely affect the Noteholder's rights or the priority of its Lien.

     5.05 Payment of Obligations. The Obligor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Obligor's books in accordance with GAAP.

     5.06 Limitations on Dispositions of Collateral. The Obligor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except in the ordinary course of business and except for sales of Collateral permitted by this Agreement.

     5.07 Maintenance of Equipment. The Obligor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

     5.08 Maintenance of Insurance. The Obligor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Motor Vehicles against loss by fire, explosion, theft and such other casualties as may be satisfactory to the Noteholder and (ii) insuring the Obligor and the Noteholder against liability for personal injury and property damage relating to such Inventory, Equipment and Motor Vehicles, such policies to be in such form and amounts and having such coverage as shall be reasonably satisfactory to the Noteholder, with losses payable to the Obligor and the Noteholder as their respective interests may appear. All such insurance shall
(i) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty
(30) days after receipt by the Noteholder of written notice thereof, (ii) name the Noteholder as an insured and (iii) be reasonably satisfactory in all other respects to the Noteholder. From time to time upon the request of the Noteholder, the Obligor shall deliver to the Noteholder insurance policies, certificates or binders as the Noteholder may from time to time request.

     5.09 Further Identification of Collateral. The Obligor will furnish to the Noteholder from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Noteholder may request, all in reasonable detail.

     Section 6. Miscellaneous.

     6.01 Notices. Notices hereunder shall be deemed to have been received (i) upon delivery, if delivered in person, or (ii) on the next Business Day after dispatch, if sent by nationally recognized, overnight courier. Notices sent by facsimile transmission shall be deemed to have been received on the date sent if a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by telecopy), provided that the sender has a confirmed receipt. Notices sent by registered or certified mail, postage prepaid shall be deemed to have been received on the fifth Business Day following the mailing thereof. The addresses for such communications shall be (i) with respect to the Obligor, addressed to Canadian Traffic Network ULC, Atria III, 2225 Sheppard Avenue East Suite 1204, North York, Ontario M2J 5C2 Attention: William Yde, Facsimile No.: n/a, with a copy to Global Traffic Canada, Inc., 7521 West Lake Mead Boulevard, Suite 300, Las Vegas, NV 89128, Attention: William Yde, Facsimile No.: (702) 562-4001 and (ii) with respect to the Secured Party, addressed to Metro Networks Communications, Inc., 40 West 57th Street, 15th Floor, New York, New York 10019,

Attention: EVP, Business Affairs and Business Development, Facsimile No: (212) 641-2154, with a copy to the General Counsel, Facsimile No: (212) 641-2198, or to such other address or facsimile number as any such party shall designate in writing to the other.

     6.02 No Waiver. No failure on the part of the Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Obligor and the Secured Party, and any such amendment or waiver shall be binding upon them.

     6.04 Expenses. The Obligor agrees to reimburse the Secured Party for all out-of-pocket costs and expenses incurred by it (including, without limitation, the fees and expenses of legal counsel) in connection with (i) any default and any enforcement or collection proceeding resulting from an Event of Default, including, without limitation, all manner of participation in or other involvement with (w) performance by the Noteholder of any obligations of the Obligor in respect of the Collateral that the Obligor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Noteholder in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 6.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

     6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Obligor and the Secured Party (provided, however, that the Obligor shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Noteholder).

     6.06 Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in counterparts and by different parties hereto in separate counterparts, including by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.07 Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of State of New York, without regard to the principles of conflicts of laws.

     6.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     6.09 Agents and Attorneys-in-Fact. The Noteholder may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     6.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                 [Remainder of page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                        CANADIAN TRAFFIC NETWORK ULC,
                                        an Alberta business corporation


                                        By: /s/ William L. Yde III
                                            ------------------------------------
                                        Name: William L. Yde III
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------


                                        METRO NETWORKS COMMUNICATIONS, INC.


                                        By: /s/ Gary Worobow
                                            ------------------------------------
                                        Name: Gary Worobow
                                              ----------------------------------
                                        Title: EVP
                                               ---------------------------------

                                                                         ANNEX 1

                                 FILING DETAILS

                                  JURISDICTION
                      TYPE OF          OF        ORGANIZATIONAL                     PLACES OF BUSINESS &   FORMER LEGAL NAME
   LEGAL NAME      ORGANIZATION   ORGANIZATION      ID NUMBER     MAILING ADDRESS    LOCATIONS OF GOODS         (IF ANY)
----------------   ------------   ------------   --------------   ---------------   --------------------   -----------------
Canadian Traffic     Business       Alberta,       2011800097     Atria III         See mailing address           n/a
   Network ULC     organization      Canada                       2225 Sheppard
                                                                  Avenue East,
                                                                  Suite 1204
                                                                  North York,
                                                                  Ontario M2J 5C2

                                                                         ANNEX 2

                               "NEW DEBTOR" EVENTS

Description of Event   Date of Event
--------------------   -------------
N/A

                                                                         ANNEX 3

                                  PLEDGED STOCK

                             REGISTERED    CLASS AND     NUMBER
ISSUER   CERTIFICATE NO.   OWNER/OBLIGOR   PAR VALUE   OF SHARES
------   ---------------   -------------   ---------   ---------
N/A

                                                                         ANNEX 4

                          LIST OF INTELLECTUAL PROPERTY
                    CONTRACTS, LICENSES AND OTHER AGREEMENTS

N/A